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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - May 12, 1998


                               LOT$OFF CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            0-13076                                     74-2640559
     (Commission File Number)               (I.R.S. Employer Identification No.)


                            1201 AUSTIN HIGHWAY, #116
                          SAN ANTONIO, TEXAS 78209-4859
                                 (210) 805-9300
          (Address of Principal Executive Offices and Telephone Number,
                              Including Area Code)





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ITEM 5.  OTHER EVENTS.

         As announced by the Company in a press release, on May 12, 1998 a decision and order was entered by Judge Leif M. Clark in the Company's bankruptcy proceeding in the United States District Court for the Western District of Texas, San Antonio Division effectively denying creditors in the bankruptcy proceeding leave to file late proofs of claim or, alternatively, excuse from filing proofs of claim by finding that the confirmation of the Company's plan of reorganization, as amended and modified, operates as res judicata to bar the allowance of any late claims that have been or might be filed in the Company's bankruptcy case.

         Copies of the press release and the decision and order referenced above have been filed with the SEC as exhibits to this Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

          Exhibit                            Description
          -------                            -----------
             20 Press Release announcing Decision and Order, dated May 18, 1998

             99 United States Bankruptcy Court Decision and Order, dated May 11, 1998


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LOT$OFF CORPORATION


Date:    May 18, 1998                 By: /s/ CHARLES J. FUHRMANN II
                                         -----------------------------------
                                              Charles J. Fuhrmann II
                                              President and Chief Executive
                                              Officer


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                                  EXHIBIT INDEX

          Exhibit                           Description
          -------                           -----------

             20               Press Release announcing Decision and Order, dated
                              May 18, 1998

             99 United States Bankruptcy Court Decision and Order, dated May 11, 1998